EXECUTION VERSION

FOURTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO THE AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”), is made as of September 20, 2019, by and among Oaktree Strategic Income Corporation, as the collateral manager (in such capacity, the “Collateral Manager”), OCSI Senior Funding II LLC, as the borrower (the “Borrower”), Citibank, N.A., as administrative agent (the “Administrative Agent”) and Citibank, N.A., as the sole lender (the “Lender”).
RECITALS
WHEREAS, the Collateral Manager, Oaktree Strategic Income Corporation, as the seller (in such capacity, the “Seller”), the Borrower, the Administrative Agent, the Lender and Wells Fargo Bank, National Association, as Collateral Agent, are parties to that certain Amended and Restated Loan and Security Agreement, dated as of January 31, 2018 (as the same has been previously amended and may be amended, modified, waived, supplemented, restated or replaced from time to time, the “Loan and Security Agreement”);
WHEREAS, pursuant to Section 13.1 of the Loan and Security Agreement, the Collateral Manager and the Borrower desire to, and have requested that the Administrative Agent agree to, amend certain provisions of the Loan and Security Agreement as provided herein;
WHEREAS, subject to the terms and conditions of this Amendment, the Administrative Agent and Lenders constituting at least the Required Lenders are willing to agree to such amendments to the Loan and Security Agreement.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Loan and Security Agreement.
2.Amendments. The Loan and Security Agreement is hereby amended, modified and supplemented as follows:
(A)    The defined term “Collateral Manager Event of Default” in Section 1.1 is hereby amended by deleting clause (f) thereof in its entirety and replacing it with the following:
“(f) any change in the management of the Collateral Manager (whether by resignation, termination, disability, death or otherwise) whereby any two (2) of the following individuals cease to be actively involved in the operations of the Collateral Manager, and such persons are not replaced with other individuals reasonably acceptable to the Controlling Lender within 30 days of such event: Matt Pendo; Armen Panossian; and Bruce Karsh.”

3.Reaffirmation. Except to the extent expressly amended by this Amendment, the terms and conditions of the Loan and Security Agreement and other Transaction Documents shall remain in full force and effect. Each of the Transaction Documents, including the Loan and Security Agreement, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan and Security Agreement as amended hereby, are hereby amended so that any reference in such Transaction Documents to the Loan and Security Agreement, whether direct or indirect, shall mean a reference to the Loan and Security Agreement as amended hereby. This Amendment shall constitute a Transaction Document under the Loan and Security Agreement.
4.Miscellaneous.     This Amendment may be executed in counterparts, each of which shall be and all of which, when taken together, shall constitute one binding agreement. The Article and/or Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day, month and year first above written.

BORROWER

OCSI SENIOR FUNDING II LLC

By: Oaktree Strategic Income Corporation:
Its: Designated Manager

By: Oaktree Capital Management, L.P.
Its: Investment Advisor

By:     /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:     /s/ Matt Stewart
Name: Matt Stewart
Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

COLLATERAL MANAGER:
OAKTREE STRATEGIC INCOME CORPORATION

By: Oaktree Capital Management, L.P.
Its: Investment Advisor

By:     /s/ Mary Gallegly
Name: Mary Gallegly
Title: Senior Vice President

By:     /s/ Matt Stewart
Name: Matt Stewart
Title: Vice President

THE ADMINISTRATIVE AGENT:
CITIBANK, N.A., in its capacity as Administrative Agent

By:     /s/ Brett Bushinger
Name: Brett Bushinger
Title: Vice President

LENDER:

CITIBANK, N.A.,

By:     /s/ Brett Bushinger
Name: Brett Bushinger
Title: Vice President